UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2022

Provention Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38552	81-5245912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Broad Street, 2nd Floor Red Bank, NJ	07701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 336-0360

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Inducement Plan

On May 17, 2022, the board of directors of Provention Bio, Inc. (the “Company”) approved an amendment to the Provention Bio, Inc. 2020 Inducement Plan (the “2020 Inducement Plan”) to increase the number of shares of the Company’s common stock available for issuance pursuant to equity awards granted under the 2020 Inducement Plan from 2,000,000 shares to 4,500,000 shares (the “Share Reserve”). In accordance with Nasdaq Listing Rule 5635(c)(4), the Company did not seek approval of the amendment to the 2020 Inducement Plan by its stockholders. Other than the increase in the Share Reserve, the terms and conditions of the 2020 Inducement Plan were not changed.

The foregoing is a brief description of the material terms of the 2020 Inducement Plan, as amended, and is qualified in its entirety by reference to the full text of the 2020 Inducement Plan, as amended, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, March 21, 2022, there were 63,399,304 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 46,812,374 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 73.84% of the outstanding shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each proposal.

1.	Stockholders elected each of Ashleigh Palmer, Jeffrey Bluestone, Avery Catlin, Sean Doherty, Wayne Pisano, Nancy Wysenski and John Jenkins to serve until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Ashleigh Palmer	26,870,500	845,246	19,096,628
Jeffrey Bluestone	15,597,680	12,118,066	19,096,628
Avery Catlin	27,072,182	643,564	19,096,628
Sean Doherty	24,445,979	3,269,767	19,096,628
Wayne Pisano	21,187,622	6,528,124	19,096,628
Nancy Wysenski	24,451,522	3,264,224	19,096,628
John Jenkins	24,318,260	3,397,486	19,096,628

2.	Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,392,587	1,137,164	185,995	19,096,628

3.	Stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,510,507	1,126,436	175,431	0

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	Provention Bio, Inc. 2020 Inducement Plan, as amended.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2022	Provention Bio, Inc.

		By:	/s/ Thierry Chauche
Thierry Chauche
Chief Financial Officer